UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 29, 2008
PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York	001- 04311	11-1541330
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2200 Northern Boulevard, East Hills, NY	11548
(Address of principal executive offices)	(Zip Code)
(516) 484-5400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.
     On October 29, 2008, Pall Corporation (the “Registrant”) hosted an Investor Conference at the Grand Hyatt Hotel in New York City. In conjunction with the Investor Conference, the Registrant issued a press release outlining its new five year business plan, recapping the financial results of its previous plan and updating its fiscal 2009 guidance. A copy of the press release issued by the Registrant is furnished herewith as Exhibit 99 to this report. The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
ITEM 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
99	Press Release, dated October 29, 2008 (furnished pursuant to Item 7.01).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pall Corporation
October 29, 2008	/s/ FRANCIS MOSCHELLA
Francis Moschella
Vice President - Corporate Controller Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99	Press Release, dated October 29, 2008 (furnished pursuant to Item 7.01).

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